ENTERPRISE FINANCIAL SERVICES CORP PETER F. BENOIST, PRESIDENT & CEO KEENE S. TURNER, EXECUTIVE VICE PRESIDENT & CFO SCOTT R. GOODMAN, PRESIDENT, ENTERPRISE BANK & TRUST THIRD QUARTER 2015 INVESTOR PRESENTATION

1 Some of the information in this report contains “forward-looking statements” within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements are expressed differently. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including, but not limited to: credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission which are available on our website at www.enterprisebank.com. FORWARD-LOOKING STATEMENT

2 COMPANY SNAPSHOT FDIC Data ENTERPRISE BANK $3.5 Billion IN TOTAL ASSETS ENTERPRISE TRUST $1.4 Billion IN ASSETS UNDER ADMINISTRATION CONCENTRATED ON PRIVATE BUSINESSES AND OWNER FAMILIES RELATIONSHIP DRIVEN ATTRACT TOP TALENT IN MARKETS PRODUCT BREADTH • BANKING • TRUST & WEALTH MANAGEMENT • TREASURY MANAGEMENT PROVEN ABILITY TO GROW COMMERCIAL AND INDUSTRIAL “C&I” LOANS STRONG BALANCE SHEET WITH ATTRACTIVE RISK PROFILE FOCUSED BUSINESS MODEL: Operates in MSAs St. Louis Kansas City Phoenix

3 DIFFERENTIATED BUSINESS MODEL: BUILT FOR QUALITY EARNINGS GROWTH FOCUSED AND WELL-DEFINED STRATEGY AIMED AT BUSINESS OWNERS, EXECUTIVES AND PROFESSIONALS TARGETED ARRAY OF BANKING AND WEALTH MANAGEMENT SERVICES TO MEET OUR CLIENTS’ NEEDS EXPERIENCED BANKERS AND ADVISORS Enterprise Bank Financial & Estate Planning Tax Credit Brokerage Business & Succession Planning Trust Administration Enterprise Trust Investment Management Enterprise University Treasury Management Personal & Private Banking Commercial & Business Banking PRIVATE BUSINESSES & OWNER FAMILIES Mortgage Banking

4 EU is a Continuing Series of More than 30 High-Impact Workshops for Business Owners DESIGNED TO HELP MANAGEMENT TEAMS GROW THEIR BUSINESSES EU IS OFFERED SEMI-ANNUALLY TO ENTERPRISE CLIENTS AND PROSPECTS ALIKE ENTERPRISE UNIVERSITY: A KEY BRAND DIFFERENTIATOR EU is Unique and Highly Valued; A Clear Differentiator MORE THAN 12,000 PARTICIPANTS TO DATE BUILT TO ENHANCE THE SALES PROCESS, CLOSE TO 20% PROSPECT CONVERSION RATE CREATES “RAVING FANS” FOR ENTERPRISE

5 6th RANKED IN DEPOSIT SHARE, LARGEST PUBLICLY HELD BANK BASED IN ST. LOUIS* STRONG TRACK RECORD OF SUCCESS IN ST. LOUIS *Excludes Bank Units of Scottrade, Stifel Nicolaus, 6/30/15 FDIC data $1.4 BILLION WEALTH MANAGEMENT BUSINESS $1.8 BILLION IN LOANS $1.4 BILLION IN DEPOSITS CONSISTENT ABILITY TO PRODUCE LOAN GROWTH – 18% CAGR in C&I Loans OVER PAST FIVE YEARS ATTRACTING Top Level BANKERS

6 ENTERED MARKET IN 2000 $629 Million IN LOANS $615 Million IN DEPOSITS ADDITIONAL GROWTH OPPORTUNITIES STRONG FOOTPRINT IN DESIRABLE Johnson County SIMILARITY TO ST. LOUIS’ Stable and Diverse Economic Profile ENABLES SIMILAR MARKET STRATEGIES Kansas City

7 ADDITIONAL GROWTH OPPORTUNITIES Source: 6/30/14 FDIC data, SNL Financial ESTABLISHED PRESENCE IN 2009 $164 Million IN LOANS $90 Million IN DEPOSITS Phoenix-Mesa-Scottsdale, AZ REBOUNDING ECONOMY WITH Strong Growth POTENTIAL. RANKED 10 of 100 Largest Metro AREAS IN OVERALL ECONOMIC PERFORMANCE POST-RECESSION. HIGHLY CONCENTRATED BANKING MARKET Favorable for EFSC’s Business Focused, HIGH SERVICE MODEL Phoenix Institution (ST) 2015 Number of Branches 2015 Total Deposits in Market ($000) 2015 Total Market Share (%) JPMorgan Chase & Co. (NY) 186 21,240,263 27.11 Wells Fargo & Co. (CA) 174 19,909,586 25.41 Bank of America Corp. (NC) 106 15,932,016 20.34 Western Alliance Bancorp (AZ) 7 2,924,037 3.73 BBV 50 2,676,363 3.42 Bank of Montreal 41 2,138,579 2.73 Zions B ncorp. (UT) 24 1,619,477 2.07 U.S. Bancorp (MN) 65 1,442,391 1.84 Midland Financial Co. (OK) 26 1,262,768 1.61 New York Community Bancorp (NY) 14 970,523 1.24 Enterprise Financial Services (MO) 1 86,979 0.11 Total For Institutions In Market 877 78,343,619 73%

8 CROSS-SELLING AND BUSINESS BANKING INITIATIVES COMPLEMENT PRIMARY COMMERCIAL STRATEGY HIGH Client Satisfaction PAVES WAY FOR ADD-ON PRODUCT SALES TREASURY MANAGEMENT Product Implementations Rose 18% IN 2014; 40% OF ALL NEW IMPLEMENTATIONS WERE CROSS-SELLS TO CURRENT CLIENTS Business Banking Initiative TARGETING $1-10 MILLION REVENUE BUSINESSES, Produced 17% Increase IN BANKING RELATIONSHIPS IN 2014; AVERAGE CROSS-SELL RATIO 4.3 BRANCH ORGANIZATION MOBILIZED TO Cross-Sell Personal Banking Services TO COMMERCIAL AND BUSINESS BANKING CLIENTS ESTABLISHED Distinct Sales and Relationship Management Models TO EFFICIENTLY PENETRATE AND SERVICE THE MARKET

9 HISTORY OF STRONG C&I GROWTH $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2010 2011 2012 2013 2014 9/30/2015 $594 In millions $763 $963 $1,042 $1,270 $1,371

10 Tax Credit Programs. $145 MILLION IN LOANS OUTSTANDING RELATED TO FEDERAL NEW MARKETS, HISTORIC AND MISSOURI AFFORDABLE HOUSING TAX CREDITS. $183 MILLION IN FEDERAL & STATE NEW MARKETS TAX CREDITS AWARDED TO DATE. Enterprise Value Lending. $246 MILLION IN M&A RELATED LOANS OUTSTANDING, PARTNERING WITH PE AND VC FIRMS Life Insurance Premium Financing. $248 MILLION IN LOANS OUTSTANDING RELATED TO HIGH NET WORTH ESTATE PLANNING FOCUSED LOAN GROWTH STRATEGIES 5.6% 9.4% 9.5% Total Portfolio Loans SPECIALIZED MARKET SEGMENTS HAVE GROWN TO 25% OF TOTAL PORTFOLIO LOANS, OFFERING COMPETITIVE ADVANTAGES, RISK ADJUSTED PRICING AND FEE INCOME OPPORTUNITIES. EXPECTATIONS FOR FUTURE GROWTH INCLUDE CONTINUED FOCUS IN THESE SPECIALIZED MARKET SEGMENTS.

11 DRIVERS OF LOAN GROWTH Enterprise Value Lending 23.3% Life Insurance Premium Finance 14.9% General Commercial & Industrial 21.9% Commercial/ Construction RE, 15.9% Residential RE 0.5% Consumer & Other 23.5% ENTERPRISE VALUE LENDING LIFE INSURANCE PREMIUM FINANCE GENERAL COMMERCIAL & INDUSTRIAL COMMERCIAL/CONSTRUCTION RE RESIDENTIAL RE CONSUMER & OTHER $307 MILLION Sept 30, 2014 – Sept 30, 2015

12 PORTFOLIO LOAN TRENDS $2,295 $2,434 $2,436 $2,543 $2,602 2,000 2,200 2,400 2,600 9/30/2014 12/31/2014 3/31/2015 6/30/2015 9/30/2015 In Millions

13 25% 40% 16% 19% ATTRACTIVE DEPOSIT MIX CD Interest Bearing Transaction Accts DDA MMA & Savings SEPT 30, 2015 $2,814MM Significant DDA BASE Declining COST OF DEPOSITS IMPROVING Core Funding 80% OF Core Deposits ARE COMMERCIAL CUSTOMERS $2,510 $2,492 $2,675 $2,692 $2,814 27.7% 25.8% 25.5% 24.5% 24.6% -30.0% -5.0% 20.0% Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Deposits DDA % Cost of Deposits 0.39%

14 CONTINUED GROWTH IN CORE EPS  DRIVE NET INTEREST INCOME GROWTH IN DOLLARS WITH FAVORABLE LOAN GROWTH TRENDS  DEFEND NET INTEREST MARGIN  MAINTAIN HIGH QUALITY CREDIT PROFILE ACHIEVE FURTHER IMPROVEMENT IN OPERATING LEVERAGE ENHANCE DEPOSIT LEVELS TO SUPPORT GROWTH FINANCIAL PRIORITIES 19% 9% 4% 12% 44 bps NPLs/Loans Q3 2015 Compared to Q3 2014 0 bps

15 POSITIVE MOMENTUM IN CORE* EARNINGS PER SHARE $0.37 $0.33 $0.35 $0.38 $0.44 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 19% CORE EPS GROWTH FROM Q3 2014 TO Q3 2015

16 EARNINGS PER SHARE $22,387 $1.37 <$0.20> $1.17 EPS Non-Core Covered Assets Core EPS In Millions * A Non GAAP Measure, Refer to Appendix for Reconciliation (1) FDIC Loss Sharing Agreements REPORTED VS. CORE EPS* 2015 YTD (1)

17 NET INTEREST INCOME DRIVING CORE REVENUE GROWTH* In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $24.9 $25.7 $25.6 $26.3 $27.1 3.41% 3.45% 3.46% 3.46% 3.41% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $18.0 $19.0 $20.0 $21.0 $22.0 $23.0 $24.0 $25.0 $26.0 $27.0 $28.0 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Core Net Interest Income* FTE Net Interest Margin*

18 CREDIT TRENDS FOR PORTFOLIO LOANS -5 bps 10 bps 25 bps 11 bps 2 bps Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Net Charge-offs (1) 2014 NCO = 7 bps (1) Portfolio loans only, excludes PCI loans $0.1 $2.0 $1.6 $2.2 $0.6 $- $0.6 $1.2 $1.8 $2.4 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Provision for Portfolio Loans Q3 2015 EFSC PEER(2) NPA’S/ASSETS = 0.30% 0.74% NPL’S/LOANS = 0.35% 0.73% ALLL/NPL’S = 354% 153% ALLL/LOANS = 1.24% 1.22% (2) Peer data as of 6/30/2015 (source: SNL Financial) In Millions YTD NCO = 12 bps $43.8 $139.0 $1.6 $107.0 $59.6 -10 10 30 50 70 90 110 130 150 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Portfolio Loan Growth In Millions Net Charge-offs (1)

19 MANAGED OPERATING EXPENSES* IMPROVING EFFICIENCY In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $19.3 $20.2 $19.1 $19.0 $19.3 62.8% 62.8% 60.7% 57.6% 58.6% -200.0% -180.0% -160.0% -140.0% -120.0% -100.0% -80.0% -60.0% -40.0% -20.0% 0.0% 20.0% 40.0% 60.0% 80.0% -20 -5 10 25 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Operating Expenses* Core Efficiency Ratio*

20 FOURTH QUARTER DIVIDEND INCREASED 14% TO $0.08 PER COMMON SHARE  3RD CONSECUTIVE INCREASE 2,000,000 SHARE COMMON STOCK REPURCHASE PLAN INSTITUTED  ~ 10% OF EFSC OUTSTANDING SHARES  NO SPECIFIED END DATE  DISCIPLINED, PATIENT APPROACH BASED ON MARKET CONDITIONS SUFFICIENT CAPITAL TO SUPPORT GROWTH PLANS STRONG CAPITAL LEVELS FACILITATE GROWTH AND RETURNS 5.15% 4.99% 6.02% 7.78% 8.69% 9.01% 8.94% 8.90% TANGIBLE COMMON EQUITY/TANGIBLE ASSETS

21 HIGHLY FOCUSED, Proven BUSINESS MODEL STRONG TRACK RECORD OF Commercial Loan Growth DIFFERENTIATED COMPETITIVE Lending Expertise Replicating ST. LOUIS MODEL IN Kansas City AND Phoenix DEMONSTRATED PROGRESS TOWARD INCREASED RETURNS AND Enhancing Shareholder Value 190% 98% EFSC Index 5-Year Total Shareholder Return Note: Index = SNL U.S. Bank $1B - $5B, as of 09/30/2015 Source: SNL ENTERPRISE FINANCIAL

22 APPENDIX 3Q 2015 INVESTOR PRESENTATION

23 EARNINGS PER SHARE $22,387 $0.48 <$0.04> $0.44 EPS Non-Core Covered Assets Core EPS In Millions * A Non GAAP Measure, Refer to Appendix for Reconciliation (1) FDIC Loss Sharing Agreements REPORTED VS. CORE EPS* Q3 2015 (1)

24 BALANCE SHEET POSITIONED FOR GROWTH Modest Asset Sensitivity (200 BPS RATE SHOCK INCREASES NII BY 3.3%) 62% FLOATING RATE LOANS, WITH THREE-YEAR AVERAGE DURATION High-quality, Cash-flowing SECURITIES PORTFOLIO WITH FOUR YEAR AVERAGE DURATION 25% DDA TO TOTAL DEPOSITS 8.9% Tangible Common Equity/Tangible ASSETS

25 SIGNIFICANT EARNINGS CONTRIBUTION (PRE-TAX) Significant CONTRIBUTION TO FUTURE EARNINGS WITH ESTIMATED FUTURE ACCRETABLE YIELD OF $26 Million Loss Share Agreements EXPIRATION DATES SUCCESSFUL FDIC-ASSISTED ACQUISITION STRATEGY 2013 2014 2015 YTD $15,459 $10,860 $9,616 Dollars in Thousands Accretable yield estimate as of 6/30/14 COMPLETED 4 FDIC- Assisted TRANSACTIONS SINCE DECEMBER 2009 CONTRIBUTED $53 Million IN Net Earnings SINCE ACQUISITION $133 Million OF CONTRACTUAL CASH FLOWS WITH $72 Million CARRYING VALUE Valley Capital Home Natl Legacy Bank First Natl Olathe Single Family Dec 2019 Jul 2020 Jan 2021 Aug 2021 Non Single Family Expired Expired Jan 2016 Aug 2016

26 USE OF NON-GAAP FINANCIAL MEASURES The Company's accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as Core net income margin and other Core performance measures, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its Core performance measures presented in presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of PCI loans and related income and expenses, the impact of nonrecurring items, and the Company's operating performance on an ongoing basis. Core performance measures include contractual interest on PCI loans but exclude incremental accretion on these loans. Core performance measures also exclude the Change in FDIC receivable, Gain or loss of other real estate covered under FDIC loss share agreements and expenses directly related to the PCI loans and other assets covered under FDIC loss share agreements. Core performance measures also exclude certain other income and expense items the Company believes to be not indicative of or useful to measure the Company's operating performance on an ongoing basis. The attached tables contain a reconciliation of these Core performance measures to the GAAP measures. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company's performance and capital strength. The Company's management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company's operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the tables below, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measure for the periods indicated. Peer group data consists of banks with total assets from $1-$10 billion with commercial loans greater than 20% and consumer loans less than 20%.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands)	For the Quarter ended Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	For the Nine Months ended Sep 30, 2015	Sep 30, 2014
CORE PERFORMANCE MEASURES							
Net interest income	$ 30,006	$ 29,280	$ 29,045	$ 30,816	$ 27,444	$ 88,331	$ 86,552
Less: Incremental accretion income	2,919	3,003	3,458	5,149	2,579	9,380	13,781
Core net interest income	27,087	26,277	25,587	25,667	24,865	78,951	72,771
Total noninterest income	4,729	5,806	3,583	4,852	4,452	14,118	11,779
Less: Change in FDIC loss share receivable	(1,241)	(945)	(2,264)	(1,781)	(2,374)	(4,450)	(7,526)
Less (Plus): Gain (loss) on sale of other real estate covered under FDIC loss share	31	10	(15)	195	(45)	26	250
Less: Gain on sale of investment securities	-	-	23	-	-	23	-
Less: Closing fee	-	-	-	-	945	-	945
Core noninterest income	5,939	6,741	5,839	6,438	5,926	18,519	18,110
Total core revenue	33,026	33,018	31,426	32,105	30,791	97,470	90,881
Provision for portfolio loans	599	2,150	1,580	1,968	66	4,329	2,441
Total noninterest expense	19,932	19,458	19,950	24,795	21,121	59,340	62,668
Less: FDIC clawback	298	50	412	141	1,028	760	1,060
Less: Other loss share expenses	287	378	470	544	746	1,135	2,409
Less: FHLB prepayment penalty	-	-	-	2,936	-	-	-
Less: Facilities disposal charge	-	-	-	1,004	-	-	-
Core noninterest expense	19,347	19,030	19,068	20,170	19,347	57,445	59,199
Core income before income tax expense	13,080	11,838	10,778	9,967	11,378	35,696	29,241
Core income tax expense	4,204	4,134	3,647	3,264	3,926	11,985	9,901
Core net income	$ 8,876	$ 7,704	$ 7,131	$ 6,703	$ 7,452	$ 23,711	$ 19,340
Core diluted earnings per share	$ 0.44	$ 0.38	$ 0.35	$ 0.33	$ 0.37	$ 1.17	$ 0.97
Core return on average assets	1.03%	0.93%	0.88%	0.82%	0.93%	0.95%	0.83%
Core return on average common equity	10.41%	9.34%	8.99%	8.43%	9.65%	9.59%	8.70%
Core return on average tangible common equity	11.56%	10.41%	10.06%	9.47%	10.89%	10.70%	9.88%
Core efficiency ratio	58.58%	57.64%	60.67%	62.83%	62.83%	58.94%	65.14%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN							
Net interest income (fully tax equivalent)	$ 30,437	$ 29,691	$ 29,467	$ 31,223	$ 27,843	$ 89,595	$ 87,779
Less: Incremental accretion income	2,919	3,003	3,458	5,149	2,579	9,380	13,781
Core net interest income (fully tax equivalent)	$ 27,518	$ 26,688	$ 26,009	$ 26,074	$ 25,264	$ 80,215	$ 73,998
Average earning assets	$ 3,201,181	$ 3,096,294	$ 3,047,815	$ 2,998,467	$ 2,943,070	$ 3,115,658	$ 2,896,202
Reported net interest margin (fully tax equivalent)	3.77%	3.85%	3.92%	4.13%	3.75%	3.84%	4.05%
Core net interest margin (fully tax equivalent)	3.41%	3.46%	3.46%	3.45%	3.41%	3.44%	3.42%

27

28 3Q 2015 INVESTOR PRESENTATION